Exhibit 10.2

EXECUTION VERSION

FIRST AMENDMENT dated as of June 25, 2013 (this “Amendment”), to the FIVE-YEAR CREDIT AGREEMENT dated as of October 7, 2011 (the “Credit Agreement”), among BEST BUY CO., INC., a Minnesota corporation (the “Borrower”), the SUBSIDIARY GUARANTORS party thereto, the LENDERS party thereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent.
WHEREAS, the Borrower has requested that the Lenders agree to amend Section 7.06(b) of the Credit Agreement to modify the level of the minimum Interest Coverage Ratio required to be maintained by the Borrower; and
WHEREAS, the Administrative Agent and each Lender party hereto, collectively constituting the Required Lenders, are willing to agree to such amendment on the terms and subject to the conditions set forth herein.
NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1. Defined Terms. Capitalized terms used but not otherwise defined herein (including in the recitals hereto) have the meanings assigned to them in the Credit Agreement.

SECTION 2. Amendment. Section 7.06(b) of the Credit Agreement is hereby amended by deleting the reference to “2.75 to 1.00” and replacing it with “2.50 to 1.00”.

SECTION 3. Effectiveness. This Amendment shall become effective on the first date (the “Amendment Effective Date”) on which each of the following conditions is satisfied:

(a) The Administrative Agent (or its counsel) shall have received from each party hereto either (i) a counterpart of this Amendment signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include facsimile or other electronic transmission of a signed signature page to this Amendment) that such party has signed a counterpart of this Amendment.

(b) The level of the minimum Interest Coverage Ratio required to be maintained by the Borrower pursuant to the 364-Day Credit Agreement shall have been, or substantially concurrently with the effectiveness of this Amendment shall be, modified (including in connection with the renewal of the existing 364-Day Credit Agreement) to be 2.50 to 1.00.

SECTION 4. Effect of Amendment and Restatement; No Novation. (a) Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Administrative Agent, the Issuing Lenders, the Swingline Lenders or the other

Lenders under the Credit Agreement and the other Loan Documents, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any of the other Loan Documents, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement as amended hereby in similar or different circumstances.

(b)On and after the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference in any other Loan Document to the “Credit Agreement”, shall be deemed to be a reference to the Credit Agreement as amended hereby.

(c)This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 5. Governing Law. THIS AMENDMENT SHALL BE GOVERENED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 6. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page to this Amendment by facsimile (or other electronic transmission) shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 7. Headings. The Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date first above written.

BORROWER

Best Buy Co., Inc.,
by
/s/ CHRISTOPHER K.K. GOULD
Name: Christopher K.K. Gould
Title: Vice President, Treasurer

[Signature Page to First Amendment to Five-Year Credit Agreement]

JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent, by:
/s/ SARAH L. FREEDMAN
Name: Sarah L. Freedman
Title: Executive Director

[Signature Page to First Amendment]

LENDER SIGNATURE PAGE
TO THE FIRST AMENDMENT TO THE
BEST BUY CO., INC. FIVE-YEAR CREDIT AGREEMENT

Name of Institution:	U.S. Bank National Association

by	/s/ LUDMILLA YAKOVLEV
Name: Ludmilla Yakovlev
Title: Vice President

by1
Name:
Title:

1 The second signature block is for the use of those Lenders that require two signatures.

LENDER SIGNATURE PAGE
TO THE FIRST AMENDMENT TO THE
BEST BUY CO., INC. FIVE-YEAR CREDIT AGREEMENT

Name of Institution:	Bank of America N.A.

by	/s/ SABRINA HASSAN
Name: Sabrina Hassan
Title: Vice President

by1
Name:
Title:

1 The second signature block is for the use of those Lenders that require two signatures.

LENDER SIGNATURE PAGE
TO THE FIRST AMENDMENT TO THE
BEST BUY CO., INC. FIVE-YEAR CREDIT AGREEMENT

Name of Institution:	Compass Bank dba BBVA Compass

by	/s/ RAMON GARCIA
Name: Ramon Garcia
Title: Senior Vice President

LENDER SIGNATURE PAGE
TO THE FIRST AMENDMENT TO THE
BEST BUY CO., INC. FIVE-YEAR CREDIT AGREEMENT

Name of Institution:	CITIBANK, N.A.

by	/s/ SHANNON A. SWEENEY
Name: Shannon A. Sweeney
Title: Vice President

LENDER SIGNATURE PAGE
TO THE FIRST AMENDMENT TO THE
BEST BUY CO., INC. FIVE-YEAR CREDIT AGREEMENT

Name of Institution:	The Bank of Tokyo Mitsubishi UFJ, Ltd.

by	/s/ THOMAS DANIELSON
Name: Thomas Danielson
Title: Authorized Signatory

by1
Name:
Title:

1 The second signature block is for the use of those Lenders that require two signatures.

LENDER SIGNATURE PAGE
TO THE FIRST AMENDMENT TO THE
BEST BUY CO., INC. FIVE-YEAR CREDIT AGREEMENT

Name of Institution:	Barclays Bank PLC

by	/s/ RONNIE GLENN
Name: Ronnie Glenn
Title: Vice President

LENDER SIGNATURE PAGE
TO THE FIRST AMENDMENT TO THE
BEST BUY CO., INC. FIVE-YEAR CREDIT AGREEMENT

Name of Institution:	Goldman Sachs Bank USA

by	/s/ MICHELLE LATZONI
Name: Michelle Latzoni
Title: Authorized Signatory

LENDER SIGNATURE PAGE
TO THE FIRST AMENDMENT TO THE
BEST BUY CO., INC. FIVE-YEAR CREDIT AGREEMENT

Name of Institution:	The Royal Bank of Scotland plc

by	/s/ TRACY RAHN
Name: Tracy Rahn
Title: Director

LENDER SIGNATURE PAGE
TO THE FIRST AMENDMENT TO THE
BEST BUY CO., INC. FIVE-YEAR CREDIT AGREEMENT

Name of Institution:	DNB BANK ASA, GRAND
CAYMAN BRANCH, as a Lender

by	/s/ KRISTIE LI
Name: Kristie Li
Title: First Vice President

by	/s/ BJORN ERIK HAMMERSTAD
Name: Bjorn Erik Hammerstad
Title: Senior Vice President

LENDER SIGNATURE PAGE
TO THE FIRST AMENDMENT TO THE
BEST BUY CO., INC. FIVE-YEAR CREDIT AGREEMENT

Name of Institution:	Credit Suisse AG, Cayman Islands Branch

by	/s/ MIKHAIL FAYBUSOVICH
Name: Mikhail Faybusovich
Title: Authorized Signatory

by1	/s/ TYLER R. SMITH
Name: Tyler R. Smith
Title: Authorized Signatory

1 The second signature block is for the use of those Lenders that require two signatures.

LENDER SIGNATURE PAGE
TO THE FIRST AMENDMENT TO THE
BEST BUY CO., INC. FIVE-YEAR CREDIT AGREEMENT

Name of Institution:	Bank of China, New York Branch

by	/s/ DONG YUAN
Name: Dong Yuan
Title: Deputy General Manager

LENDER SIGNATURE PAGE
TO THE FIRST AMENDMENT TO THE
BEST BUY CO., INC. FIVE-YEAR CREDIT AGREEMENT

Name of Institution:	The Northern Trust Company

by	/s/ MOLLY DRENNAN
Name: Molly Drennan
Title: Vice President